UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2017

Patterson-UTI Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10713 W. Sam Houston Pkwy N, Suite 800, Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-765-7100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

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Item 2.02 Results of Operations and Financial Condition.

On July 27, 2017, Patterson-UTI Energy, Inc. (the "Company") announced financial results for the three and six months ended June 30, 2017. The press release, dated July 27, 2017, is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

The information furnished pursuant to Item 2.02, including Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is furnished herewith:

99.1	Press Release dated July 27, 2017 announcing financial results for the three and six months ended June 30, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

July 27, 2017	By:	/s/ John E. Vollmer III
Name: John E. Vollmer III
Title: Executive Vice President - Corporate Development, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 27, 2017 announcing financial results for the three and six months ended June 30, 2017.